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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2007

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          New Jersey                 001-33088                   22-2956711
          ----------                 ---------                   ----------
(State Or Other Jurisdiction Of     (Commission                (IRS Employer
        Incorporation)              File Number)            Identification No.)


                    224-S Pegasus Avenue, Northvale, NJ 07647
                    -----------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 784-8168
                                 --------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.        REGULATION FD DISCLOSURE.

                  On September 25, 2007, Ivivi Technologies, Inc., a New Jersey corporation (the "Company"), issued a press release pursuant to which the Company announced that it received the initial order of 20,000 SofPulse(R) devices from Allergan, Inc., its exclusive distribution partner for the Company's SofPulse(R) line of products worldwide in the aesthetic and bariatric medical procedure markets. A copy of the press release is being furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

                  The information in this Current Report on Form 8-K under Item
7.01 is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Forward Looking Statements
--------------------------

                  This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                  Exhibit 99.1 -    Press release, dated September 25, 2007
                                    (Exhibit 99.1 is furnished as part of
                                    this Current Report on Form 8-K).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           IVIVI TECHNOLOGIES, INC.


                                           By: /s/ Andre' DiMino
                                               -----------------
                                               Name:  Andre' DiMino
                                               Title: Co-Chief Executive Officer


Date:    September 26, 2007



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